UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 23, 2014

HANMI FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30421	95-4788120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3660 Wilshire Boulevard, Penthouse Suite A Los Angeles, California	90010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 382-2200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 23, 2014, Hanmi Financial Corporation, a Delaware corporation (“Hanmi”), entered into an Amended and Restated Agreement and Plan of Merger (the “Amended and Restated Merger Agreement”) with Central Bancorp, Inc., a Texas corporation (“CBI”), and Harmony Merger Sub Inc., a Texas corporation and a wholly owned subsidiary of Hanmi (“Merger Sub”). The Amended and Restated Merger Agreement amends and restates the Agreement and Plan of Merger, dated as of December 15, 2013, by and among Hanmi, CBI and Merger Sub (the “Original Merger Agreement”).

Under the terms of the Original Merger Agreement, Hanmi had agreed to pay an aggregate merger consideration of $50 million in respect of all outstanding shares of CBI common stock, par value $1.00 per share (the “CBI Shares”), which $50 million would be reduced on a dollar-for-dollar basis by (i) up to a specified dollar amount depending on CBI’s ability to realize certain tax refunds arising from CBI’s restatement of previous years’ tax returns or refunds of prior overpayments prior to the closing date or CBI’s 2013 tax liabilities exceeding a certain amount (that specified dollar amount in the Original Merger Agreement was $23 million, less $4 million applied by CBI prior to the date of the Original Merger Agreement to reduce then anticipated 2013 estimated taxes) and (ii) the amount of certain losses incurred or reasonably expected to be incurred in the event CBI’s banking subsidiary United Central Bank (“UCB”) fails to secure reimbursements or assurances of reimbursement under the loss share agreements between UCB and the Federal Deposit Insurance Corporation (the “FDIC”) or the FDIC asserts any clawbacks. To address concerns that any tax refund referred to in clause (i) of the preceding sentence might not be achieved prior to the closing of the merger, pursuant to the Amended and Restated Merger Agreement, Hanmi and CBI have agreed to revise that portion of the structure of the merger consideration as follows. Assuming completion of the merger, the amount to be deducted in respect of this tax matter is $21 million less the aggregate amount of cash actually received by CBI between the date of the Original Merger Agreement and the closing date of the merger arising from any restatement or amendment of CBI’s 2012 or earlier years’ tax returns or a refund of CBI’s 2012 or earlier years’ U.S. federal income tax liability (but in no event less than zero). In addition, in the event that any such refunds are not received by CBI in an amount of at least $21 million prior to the closing date of the merger (any such deficiency, the “Remaining Amount”), then Hanmi will also issue as additional merger consideration in respect of each CBI Share outstanding immediately prior to the closing of the merger one non-transferrable contingent value right (a “Contingent Value Right”). In the aggregate, the Contingent Value Rights would represent the right to receive the Remaining Amount in the event that CBI (or its successor) receives any portion of such Remaining Amount (less all reasonable fees, expenses and other amounts actually incurred by CBI (or its successor) and its affiliates after the effective time of the merger with respect to obtaining such refunds, including reasonable fees and expenses paid to any outside counsel or other advisor and any fees or expenses (including with respect to indemnification) of the shareholders’ representative to the extent not paid by CBI prior to the effective time of the merger) at or prior to July 31, 2015. In addition to addressing the timing concern through the potential issuance of Contingent Value Rights, this aspect of the merger consideration structure related to potential tax refunds was also modified to address incidental changes in CBI’s tax posture between the date of the Original Merger Agreement and the date of the Amended and Restated Merger Agreement.

Any such Contingent Value Rights will be issued pursuant to a contingent value rights agreement (the “CVR Agreement”) to be entered into prior to the effective time of the merger by and among Hanmi, a shareholders’ representative and a rights agent (which rights agent may be Hanmi or any of its subsidiaries, at the election of Hanmi).

The Contingent Value Rights may not be sold, assigned, transferred, pledged, encumbered or in any other manner transferred or disposed of, in whole or in part except in the limited circumstances specified in the CVR Agreement. The Contingent Value Rights will not have any voting or dividend rights, and interest will not accrue on any amounts payable on the Contingent Value Rights to any Contingent Value Right holder, and the Contingent Value Rights will not represent any equity or ownership interest in Hanmi, in any constituent company to the merger, any affiliate of Hanmi or any other person.

Other than as set forth herein, the terms, economics and conditions of the Amended and Restated Merger Agreement are substantially the same as the terms of the Original Merger Agreement.

The foregoing description of the Amended and Restated Merger Agreement and the CVR Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Merger Agreement and the CVR Agreement, which are filed as Exhibit 2.1 and Exhibit 10.1 hereto, respectively, and are incorporated into this Current Report by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

2.1	Amended and Restated Agreement and Plan of Merger, dated March 23, 2014, by and among Hanmi, CBI and Merger Sub.

10.1	Form of Contingent Value Rights Agreement, by and among Hanmi, [ ] as Shareholders’ Representative and [ ] as rights agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANMI FINANCIAL CORPORATION (Registrant)

March 24, 2014 (Date)	/s/ C. G. Kum C. G. Kum President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amended and Restated Agreement and Plan of Merger, dated March 23, 2014, by and among Hanmi, CBI and Merger Sub.

10.1	Form of Contingent Value Rights Agreement, by and among Hanmi, [ ] as Shareholders’ Representative and [ ] as rights agent.

Forward-Looking Statements

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Hanmi Financial Corporation cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving Hanmi Financial Corporation and Central Bancorp, Inc. including future financial and operating results, Hanmi Financial Corporation’s or Central Bancorp, Inc.’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: the ability to obtain the requisite Central Bancorp, Inc. shareholder approvals; the risk that Hanmi Financial Corporation or Central Bancorp, Inc. may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; the risk that a condition to closing of the merger may not be satisfied; the timing to consummate the proposed merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the merger may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on merger-related issues; general worldwide economic conditions and related uncertainties; the effect of changes in governmental regulations; and other factors we discuss or refer to in the “Risk Factors” section of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission. Each forward-looking statement speaks only as of the date of the particular statement and neither Hanmi Financial Corporation nor Central Bancorp, Inc. undertakes any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.